SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
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Grant Hartford Corporation

(Name of Registrant as Specified In Its Charter)

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Grant Hartford Corporation
2620 Connery Way
Missoula, MT 59808

June      , 2011

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of Grant Hartford Corporation to be held at the Doubletree Hotel, located at 100 Madison St., Missoula, MT 59802 on Thursday, July 21, 2011 at 10:00 a.m. MST, local time.

At the annual meeting, you will be asked to elect five (5) nominees for director; ratify the retention of an outside auditor; give authority to seek additional funding from a variety of sources, provide an advisory vote on the compensation of our named executive officers (the executive compensation proposal); provide an advisory vote on the frequency of holding an advisory vote on the compensation of our named executive officers (the frequency of advisory vote proposal); amend the Articles of Incorporation to increase the Board of Directors from five members to a maximum of nine members and reverse the preemptive and other rights afforded the Series A Preferred Stockholders during the Annual Meeting dated June 24, 2010; and consider and act upon such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

It is important that your shares of Grant Hartford Corporation common stock are represented at the annual meeting, whether or not you attend the annual meeting in person and regardless of the number of shares you own. To ensure that your shares of common stock are represented, we urge you to complete, sign, date and return your proxy card in the enclosed postage prepaid envelope. If you attend the annual meeting, you may vote in person even if you have previously submitted a proxy. Your prompt attention is greatly appreciated.

Very truly yours,

/s/Eric Sauve
Eric Sauve
President & CEO

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To be held on July 21, 2011

Grant Hartford Corporation
2620 Connery Way, Missoula, MT 59808

June      , 2011

To Our Shareholders:

On behalf of the Board of Directors, we are pleased to invite you to attend the Grant Hartford Corporation 2011 Annual Meeting of Shareholders. The meeting will be held at the Doubletree Hotel, 100 Madison St., Missoula, MT 59802 on Thursday, July 21, 2010 at 10:00 a.m. MST, for the following purposes.

  To elect the Board of Directors for the following year; and

  To ratify the retention of EFP Rotenberg, LLP as the Company's independent auditor for the fiscal year 2011; and

  To give authority to the Board of Directors and Officers of the Company, to seek funding through public offerings, private placements, commercial financing, an underwriter for the purposes of completing a possible IPO, strategic partners, or other sources of financing, to promote and expand operations; and

  To provide an advisory vote on the compensation of our named executive officers (the executive compensation proposal); and

  To provide an advisory vote on the frequency of holding an advisory vote on the compensation of our named executive officers (the frequency of advisory vote proposal); and

  To give authority to the Board of Directors to amend and restate the Company's Articles of Incorporation to reverse the preemptive and other rights afforded the Series A Preferred Stockholders during the Annual Meeting dated June 24, 2010, to a version consistent with the previous Articles of Incorporation and Amended Articles of Incorporation filed with the Montana Secretary of State on or about March 15, 2007 and April 7, 2009 respectively; and

  The ratification of such other business as may properly come before the meeting or any adjournment thereof.

Only Shareholders of record as shown on the books of the Company at the close of business on June 13, 2011 will be entitled to vote at the Annual Meeting or any adjournment thereof. A list of the Company's Shareholders entitled to notice of, and to vote at, the Annual Meeting will be made available during regular business hours at the Company's Principal Executive Offices at 2620 Connery Way, Missoula, MT 59808 from the date of this Notice for inspection by any Shareholder for any purpose regarding the Annual Meeting.

THOSE WHO CANNOT ATTEND THE ANNUAL MEETING OF THE SHAREHOLDERS ARE URGED TO SIGN, DATE, AND OTHERWISE COMPLETE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED SELF ADDRESSED STAMPED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. ANY SHAREHOLDER ATTENDING THE ANNUAL MEETING WHO HAS SUBMITTED A PROXY, HAS THE RIGHT TO REVOKE IT ANY TIME BEFORE IT IS VOTED.

By Order of the Board of Directors

/s/Eric Sauve
Eric Sauve
Director/President

PROXY STATEMENT

This Proxy Statement is furnished to Shareholders of Grant Hartford Corporation, (the "Company") a Montana corporation, in connection with the solicitation of proxies by the Board of Directors of the Company, for use at the Annual Meeting of Shareholders of the Company to be held at the Doubletree Hotel, located at 100 Madison St., Missoula, MT 59802, on July 21, 2011 at 10:00 a.m. MST, and at any and all adjournments of such meeting. The first date on which this Proxy Statement and the form of Proxy are first being mailed to Shareholders of the Company is on or about June _____, 2011.

The Board of Directors has fixed June 13, 2011, as the record date for determining Shareholders who are entitled to vote. All Shareholders are invited to attend the meeting, although only Shareholders of record at the close of business on June 13, 2011 will be entitled to vote at the Annual Meeting. On the record date, the Company had outstanding 33,181,606 shares of its no par value Common Stock, held of record by approximately two hundred eighteen (218) stockholders. All issued and outstanding shares have equal voting rights and are non-assessable. Each share of Common Stock is entitled to one vote on each matter properly coming before the Meeting. Holders of shares of Common Stock have no cumulative, conversion, preemptive or other subscription rights, and there are no redemption provisions applicable to the Common Stock. Each issued Common Share entitles its record owner to one vote on each matter to be voted upon at the meeting. The presence, in person or by proxy, of 16,590,531 shares will constitute a quorum.

Any shares which are withheld or abstain from voting will be counted for the purpose of obtaining a quorum. Shares held in "street name" by brokers or nominees, who indicate that they do not have discretionary authority to vote such shares as to a particular matter ("broker non-votes"), will not be counted as votes "for" or "against" the proposals and will not be counted as shares voted on such matter.

The total number of votes cast "for" will be counted for purposes of determining whether sufficient affirmative votes have been cast to approve each proposal. Abstentions from voting on a proposal by a shareholder at the Annual Meeting, as well as broker non-votes, will be considered for purposes of determining the number of total votes present at the Annual Meeting. Abstentions will have the same effect as votes against the proposals but will not affect the election of Directors.

Shareholders who execute proxies for the Annual Meeting may revoke their proxies at any time prior to their exercise by delivering written notice of revocation to the Company or by delivering a duly executed proxy bearing a later date.

All proxies will be voted in accordance with the instructions contained therein, if properly executed and not revoked. Proxies that are signed by Shareholders, but lack any such specification will be voted in favor of the proposals set forth in the Notice of the Annual Meeting. The management of the Company does not know of any other matters which will be presented for action at the Annual Meeting, but the person, Eric Sauve, named in the Proxy intends to vote or act with respect to any other proposal which may be presented for action in accordance with his best judgment. Any proxy may be revoked by a stockholder at any time before it is exercised by giving written notice to that effect to the Corporate Secretary of the Company or by voting in person at the Annual Meeting.

The cost of the meeting, including the cost of preparing and mailing the Proxy Statement and Proxy/Ballot, will be borne by the Company, which is anticipated not to exceed $20,000.00. The Company may, in addition, use the services of its directors, officers and employees to solicit proxies, personally or by telephone, but at no additional salary or compensation. The Company will also request banks, brokers and others who hold shares of the Company in nominee names, to distribute proxy soliciting materials to beneficial owners and will reimburse such banks and brokers for reasonable out-of-pocket expenses which they may incur in so doing.

DESCRIPTION OF MATTERS TO BE ACTED UPON AT THE MEETING

As set forth in the Notice of Meeting:

Proposal 1: To elect Directors for the Company's Board of Directors.

The Board of Directors has determined that there will be five (5) directors of the Company elected at the Annual Meeting. The Board of Directors have nominated Eric Sauve, David Gilmer, Charles Yesson, Dr. James Sears and Robert Sanders. In the absence of other instructions, the proxies will be voted for each of the individuals named below, each of whom the Board proposes for election as a director of the Company. If elected, such individuals will serve until the next Annual Meeting of Shareholders or until their successors are duly elected and qualified. All of the nominees are members of the present Board of Directors.

The Board has no reason to believe that any nominee would be unable or unwilling to serve if elected. If a nominee becomes unable or unwilling to accept the nomination or election, the Board will either select a substitute nominee or will reduce the size of the Board.

The Board recommends a vote FOR the election of each of the nominees listed below.

Director Information:

Eric Sauve, President, Chief Financial Officer, Chief Executive Officer, Director

Eric Sauve began his term as President, CEO, CFO on March 21, 2007, and formally entered into an Employment Agreement on June 1, 2007. As President, CEO, CFO, and Director, Mr. Sauve, oversees the day-to-day management of our Company and the strategic evolution of its definition drill program. He has experience in corporate finance, structure, and management in both private and public companies. From May 31, 2007 through June 1, 2006 Eric Sauve was the CFO for Electra Gold Ltd., a publicly trading, operating mining company in North Vancouver, B.C. From February 1, 2004 through May 31, 2006, he was the President and CFO of Nexus Minerals Ltd., a gold mining and exploration company in North Vancouver, B.C. that focused on operating gold mines in China. From November 9, 2003 through January 31, 2004, Eric Sauve was an Investment Advisor with Chartwell Financial Inc in Surrey, B.C. From May 9, 2000 through November 5, 2003, Eric Sauve was an Investment Advisor for Foresters Securities, Inc., in Burnaby, B.C. For the 12 years prior to his position with Nexus, Mr. Sauve was a licensed stock broker where he worked extensively in the securities markets and was a licensed insurance agent in British Columbia. Mr. Sauve earned a BA degree from the University of British Columbia in 1994. Mr. Sauve received the nomination to serve on the Board of Directors because he provides the Board with a variety of unique experiences. It is through Mr. Sauve's experience as a stock analyst, primarily in the area of resource properties, including gold properties, development of his management and financial experience as it relates to public and private corporations, and his past participation in capital formation for public and private companies, that he was determined to be a well qualified Director of our Company.

David Gilmer, Director, Secretary and Treasurer

Mr. David Gilmer has been a Director since October 24, 2007 and has served as Secretary since December 7, 2008. Mr. Gilmer has worked for Junkermier, Clark, Campanella, Stevens, P.C., a public accounting firm in Missoula, Montana for over ten years. Mr. Gilmer works primarily in the field of income tax for individuals, partnerships, L.L.C.s and S-Corporations. Mr. Gilmer also has experience in audit, review, and compilation engagements of financial statements for various entities. He is currently on the firm's tax committee.

Mr. Gilmer has been on the board of the Montana Radio Reading Service for approximately seven years, has been its President for the last five years and is a member of its personnel committee. Mr. Gilmer also joined the board of St. Patrick Hospital & Health Foundation in December 2006 and is a member of its finance committee. Mr. David Gilmer received his Bachelors of Science degree in Accountancy at Northern Arizona University in Flagstaff, AZ. Mr. Gilmer received the nomination to serve on the Board of Directors because he provides that Board with a variety of unique experiences. It is through Mr. Gilmer's extensive background as an accountant and CPA, his relationship as an employee of our internal accounting firm, and his status as a Montana resident, the State in which our Garnet Mineral Property is located, which lead the Company to determine he was a well qualified member of our Board of Directors.

Dr. James W. Sears, Director (Audit, Compensation and Corporate Governance Committee Member)

Dr. James W. Sears has been a Director since March 3, 2010. Dr. Sears has taught for nearly three decades in the Department of Geosciences at the University of Montana, where he holds the rank of Full Professor. Dr. Sears is a geologist specializing in structural geology, regional field geology, ore deposits and tectonics. He has worked throughout the Rocky Mountains of the US and Canada, as well as in the Appalachians, Russia, New Zealand, Australia, Great Britain, Ireland, Finland, and France. Dr. Sears has published 250 professional works, including research papers in international geological journals, books, geological maps, geological field guides, websites, and abstracts. He has mapped and studied the geology and ore deposits of the Garnet Range for the last 28 years.

He received his PhD from the Department of Geology and Geophysics at Queen's University, Canada, earned his MS degree in geology from the University of Wyoming, and his BS in Geology from Northern Arizona University. Dr. Sears was elected a Fellow of the Geological Society of America and received the Distinguished Scholar Award from the University of Montana. Dr. Sears received the nomination to serve on the Board of Directors because he provides that Board with a variety of unique experiences. It is through Dr. Sears' in depth knowledge, resulting from twenty-eight years of study during his tenure as a Professor of Geology at the University of Montana, and his experience as a consultant for other mining companies during their exploration and development of the Greater Garnet Area, of which our Garnet Mineral Property is a part, which lead the Company to determine he was a well qualified member of our Board of Directors.

Charles Yesson, Director (Audit, Compensation and Corporate Governance Committee Member)

Mr. Charles Yesson has been a Director since June 18, 2007. Mr. Yesson began his current position as a Registered Principal and Insurance Agent for Grant Bettigen Securities Inc. in Newport Beach, CA in December 2008. From June, 2006 through November, 2008, Mr. Yesson was Managing Director of Amateus Capital, Inc., a broker / dealer located in Beverly Hills, CA. Prior to that, from January through June, 2006, Mr. Yesson was a self employed consultant to emerging companies. From January, 2004 through January, 2006, Mr. Yesson was a Registered Principal with J. Alexander Securities, Inc., Los Angeles, CA. and an Independent Insurance Agent and Business Consultant.

Mr. Yesson has over 35 years experience in the financial services industry. Mr. Yesson has 25 years experience in managing public corporations and 10 years as a consultant to emerging companies and as an interim manager of several of emerging companies.

Mr. Yesson has worked extensively in areas of reorganization, corporate development and growth and capitalization in both the public and private sectors. Mr. Yesson is a former U. S. Naval Officer and Air Force Reserve Officer.

Mr. Yesson received a Bachelor of Science in Education from Pennsylvania State College at Bloomsburg, PA in August, 1954 and a Masters of Arts from New York University in October, 1961. He has a Certification in Bank Marketing from Northwestern University, Certification in International Finance from NSU in Canberra, Australia. Mr. Yesson holds Series 7, 24, and 66 Securities Licenses, California Insurance and Real Estate Licenses, and is a Mediator for the Superior Court in Orange County California and the California State Insurance Department. Mr. Yesson received the nomination to serve on the Board of Directors because he provides that Board with a variety of unique experiences. It is through Mr. Yesson's extensive experience in the areas of reorganization, corporate development and growth and capitalization in both the public and private sectors, as well as his status as a licensed securities broker and his familiarity with the requirements of the Securities and Exchange Commission, which lead the Company to determine he was a well qualified member of our Board of Directors.

Robert (Bob) Sanders, Director (Audit Committee Chairman and Compensation and Corporate Governance Committee Member)

Mr. Bob Sanders has been a Director and a member of the compensation committee, audit committee, and corporate governance committee since January 6, 2011. From May of 2007 to the present, Mr. Sanders has been employed as the Practice Director-Process & Project Management for Edgewater/Ranzal Consulting, an Oracle Hyperion based consulting firm, focused on deploying Hyperion's Enterprise Performance Management & Business Intelligence capabilities for clients. From August, 2005 to May, 2007, Mr. Sanders was the Director of Enterprise Data Management and Business Intelligence for First Data Corp., a provider of electronic commerce and payment services for financial institutions, commercial establishments, and consumers globally. From May, 2003 to August, 2005, Mr. Sanders was the Director of Financial Systems and Processes for Newmont Mining Corporation, one of the largest gold mining companies in the world with operations in North America, Australia, Asia and Africa. From October, 2000 to May, 2003, Mr. Sanders was the Senior Manager for Accenture Finance and Performance Management Practice, a cross-industry group with finance and accounting expertise that addresses issues of importance to the CFO in creating value and delivering world-class capabilities. From June 1996 to October 2000, Mr. Sanders was the Senior Manager for

MediaOne Group/US West Audit & Consulting Group which provided risk assessment, operational reviews and business controls expertise to various cable, telephone and wireless operating units and international ventures. From September 1994 to February 1996, Mr. Sanders was a Portfolio Analyst with Heitman/JMB Advisory Corp., an institutional real estate investment advisement company. From September, 1991 to September, 1994, Mr. Sanders was the Senior Accountant with LaSalle Partners, an institutional real estate investment advisement company. From September, 1989 to September, 1991, Mr. Sanders was a Fund Accountant with Stein, Roe and Farnham, an investment advisement company providing institutional asset management and mutual fund services. Mr. Sanders is a Certified Public Accountant licensed in the State of Illinois. Mr. Sanders received an Executive MBA Degree from the University of Denver in August, 2000 and a BSBA Finance Degree from the University of Missouri-Columbia in May 1989. Mr. Sanders' experience and expertise as an MBA and Certified Public Accountant, coupled with his extensive experience in the accounting industry, specifically in mining, lead to the conclusion by our Board that Mr. Sanders would be of considerable value to the Company and should serve as a Director of our Company.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth the number of shares of common stock beneficially owned as of June 13, 2011, by (i) those persons or groups known to us who beneficially own more than 5% of our common stock; (ii) each director; (iii) each executive officer whose compensation exceeded $100,000 in the fiscal year ended December 31, 2010; and, (iv) all directors and executive officers as a group. Beneficial ownership is determined in accordance with Rule 13d-3 pursuant to the Exchange Act based upon information furnished by persons listed or contained in filings made by them with the SEC and by information provided by such persons directly to us.

Title of Class	Name and address of beneficial owner	# of Shares of Beneficially Owned Common Stock	Percentage of Beneficially Owned Common Stock (1)
Common Stock	Eric Sauve(2) 6844 Copper Cove Road West Vancouver, BC Canada V7W 2K5	3,268,945	8.41%
Common Stock	Charles Yesson 1221 West Coast Highway, Suite 124 Newport Beach, CA 92663	85,000	0.22%
Common Stock	Dave Gilmer 2620 Connery Way, P.O. Box 16237 Missoula, MT 59808	100,000	0.26%
Common Stock	Aaron Charlton(3) 25 A Street, Garnet Ghost Town Drummond, MT 59835	11,645,181	29.94%
Common Stock	Kim L. Charlton (4) 227 Middle Patent Road Bedford, NY 10506	2,255,830	5.80%
Common Stock	Rodney Haynes (5) 619 SW Higgins Suite O Missoula, MT 59803	5,799,576	14.91%
Common Stock	Robert Sanders (6) 7210 S. Hudson Way Centennial, CO 80122	513,502	1.32%
Common Stock	Bradley James (BJ) Ambrose (7) 5596 E. Hinsdale Cir. Centennial, CO 80122	477,600	1.23%
Common Stock	All executive officers and directors as a group (5 persons)	16,090,228	41.37%
Common Stock	Commonwealth Resources, LLC as a Group	20,759,532	53.38%

(1)

The percent of beneficially owned common stock is based on 33,181,060 shares of common stock issued and outstanding as of April 11, 2011 and the 5,714,200 shares of common stock issuable within 60 days through the exercise of warrants, for a total beneficially owned common stock of 38,895,260 shares of common stock.

(2)	Includes 2,218,945 beneficially owned shares of common stock that are held by Commonwealth over which Mr. Sauve has the right to vote., 1,050,000 shares of common stock owned by Eric Sauve personally.
(3)	Includes 11,645,181 beneficially owned shares of common stock that are held by Commonwealth over which Mr. Charlton has the right to vote.
(4)	Includes 2,255,830 beneficially owned shares of common stock that are held by Commonwealth over which Ms. Charlton has the right to vote.
(5)	Includes 4,639,576 beneficially owned shares of common stock that are held by Commonwealth over which

Mr. Haynes has the right to vote. and 1,160,000 beneficially owned shares of common stock that are held by Creative Finance Investments, LLC Profit Sharing Plan, over which Mr. Haynes has voting and dispositive power.

(6)	Includes 256,751 shares of common stock owned by Robert Sanders, and 256,751 shares of common stock issuable within 60 days through the exercise of warrants.
(7)	Includes 477,600 shares of common stock issuable within 60 days through the exercise of warrants.

Except as otherwise noted, the persons named above have full voting and investment power with respect to the shares indicated. Under the rules of the Securities and Exchange Commission, a person (or group of persons) is deemed to be a "beneficial owner" of a security if he or she, directly or indirectly, has or shares the power to vote or to direct the voting of such security, or the power to dispose of or to direct the disposition of such security. Accordingly, more than one person may be deemed to be a beneficial owner of the same security. A person is also deemed to be a beneficial owner of any security, when that person has the right to acquire common stock through options or warrants within 60 days.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 (the "34 Act") requires that our officers and directors and persons owning more than ten percent (10%) of our Common Stock to file initial reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Additionally, Item 405 of Regulation S-B under the 34 Act will require us to identify in our Form 10-K and proxy statement those individuals for whom one of the above referenced reports was not filed on a timely basis during the most recent fiscal year or prior fiscal years. Given these requirements, we have the following report to make under this section: All of the Company's officers or directors, and all persons owning more than ten percent of the Company's shares filed the required subject reports.

Directors, Executive Officers, Promoters and Control persons

The Directors and Officers of the Company are as follows:

Name	Age	Position with Company
Eric Sauve Aaron Charlton David Gilmer Charles Yesson J. Robert Flesher BJ Ambrose Dr. James W. Sears Robert Sanders	44 59 35 76 49 37 61 44	President, CEO,CFO, Director
Senior Consultant and Named Executive Officer
Secretary & Treasurer, Director
Director
Director &Vice President of Mining and Geology
Vice President of Corporate Finance
Director
Director

Prolfiles of our officers and directors are set forth below:

Eric Sauve, President, Chief Financial Officer, Chief Executive Officer, Director

Eric Sauve began his term as President, CEO, CFO on March 21, 2007, and formally entered into an Employment Agreement on June 1, 2007. As President, CEO, CFO, and Director, Mr. Sauve, oversees the day-to-day management of our Company and the strategic evolution of its definition drill program. He has experience in corporate finance, structure, and management in both private and public companies. From May 31, 2007 through June 1, 2006 Eric Sauve was the CFO for Electra Gold Ltd., a publicly trading, operating mining company in North Vancouver, B.C. From February 1, 2004 through May 31, 2006, he was the President and CFO of Nexus Minerals Ltd., a gold mining and exploration company in North Vancouver, B.C. that focused on operating gold mines in China. From November 9, 2003 through January 31, 2004, Eric Sauve was an Investment Advisor with Chartwell Financial Inc in Surrey, B.C. From May 9, 2000 through November 5, 2003, Eric Sauve was an Investment Advisor for Foresters Securities, Inc., in Burnaby, B.C. For the 12 years prior to his position with Nexus, Mr. Sauve was a licensed stock broker where he worked extensively in the securities markets and was a licensed insurance agent in British Columbia. Mr. Sauve earned a BA degree from the University of British Columbia in 1994. Mr. Sauve received the nomination to serve on the Board of Directors because he provides the Board with a variety of unique experiences. It is through Mr. Sauve's experience as a stock analyst, primarily in the area of resource properties, including gold properties, development of his management and financial experience as it relates to public and private corporations, and his past participation in capital formation for public and private companies, that he was determined to be a well qualified Director of our Company.

Aaron Charlton, Senior Consultant and Named Executive Officer.

Mr. Aaron Charlton informally began his service with our company as Senior Consultant, in May, 2007 and subsequently entered into a formal Employment Agreement for that position on June 1, 2007. Mr. Charlton's position as Senior Consultant has been expanded to include his assistance in contract negotiation between us and the Company's various consultants which are required to complete the continuing definition drill program and his management expertise in managing the definition drill program and any subsequent mill production. From June, 2006 to the present, Mr. Charlton served as the Senior Advisor of Garnet, a company that provides service and support for mining projects. From January, 2003 through January, 2004 Mr. Charlton acted as a consultant for Intrepid Technology (OTCBB trading symbol: IESV), an engineering company, located in Idaho Falls, Idaho. Mr. Charlton and his family have owned and operated mining, milling and geological research projects for over 40 years. The Charlton family's interest in the Garnet Mining District dates back to 1961. Mr. Charlton's association with the property includes negotiating contracts with Kennecott Mining, Pegasus Mining Corporation, Newmont Mining, Trans-Global Resources, N.L., and Western Energy for the exploration and development of its properties. Mr. Charlton has over 30 years experience in mining finance, mining, milling, refining, assays and associated research facilities. He has provided management to a number of underground, open pit and placer operations in operating mines located in California, Nevada, Idaho and Montana and was Chairman of the Board for Trans-Global Resources, N.L., a NASDAQ and ASX listed company, between 1991 and 1993. Mr. Charlton has a long-standing relationship with the University of Montana Geological Department, local government officials of Granite County, State officials including the DEQ, the Montana Department of Economic Development, and the Federal BLM. Mr. Charlton attended

John Allen Hancock College in California from 1974 through 1976 and attended classes with an emphasis in Theology and Psychology.

David Gilmer, Director, Secretary and Treasurer

Mr. David Gilmer has been a Director since October 24, 2007 and has served as Secretary since December 7, 2008. Mr. Gilmer has worked for Junkermier, Clark, Campanella, Stevens, P.C., a public accounting firm in Missoula, Montana for over ten years. Mr. Gilmer works primarily in the field of income tax for individuals, partnerships, L.L.C.s and S-Corporations. Mr. Gilmer also has experience in audit, review, and compilation engagements of financial statements for various entities. He is currently on the firm's tax committee.

Mr. Gilmer has been on the board of the Montana Radio Reading Service for approximately seven years, has been its President for the last five years and is a member of its personnel committee. Mr. Gilmer also joined the board of St. Patrick Hospital & Health Foundation in December 2006 and is a member of its finance committee. Mr. David Gilmer received his Bachelors of Science degree in Accountancy at Northern Arizona University in Flagstaff, AZ. Mr. Gilmer received the nomination to serve on the Board of Directors because he provides that Board with a variety of unique experiences. It is through Mr. Gilmer's extensive background as an accountant and CPA, his relationship as an employee of our internal accounting firm, and his status as a Montana resident, the State in which our Garnet Mineral Property is located, which lead the Company to determine he was a well qualified member of our Board of Directors.

J. Robert Flesher, Vice President of Mining and Geology

Mr. J. Robert Flesher became Vice President of Mining and Geology on December 10, 2007. Mr. Flesher has held this part time position through December 1, 2008. Mr. Flesher became a full time employee on December 1, 2008. From October, 2006 through December, 2008, Mr. Flesher was an Engineer at Montana Tunnels Mining, Inc., an operating gold, lead and zinc mine approximately 70 miles from the Company's property. From January, 2005 through October, 2006, Mr. Flesher was an Assay Technician for Golden Sunlight Mine, located in Whitehall, Montana. From June, 2001 through October, 2006, Mr. Flesher was the owner and operator of Hobby Town USA, a retail store in Helena, Montana. Mr. Flesher gained his experience in hydrological testing in various projects including the US Geological Survey. In 1986, Mr. Flesher began his career with Pegasus Gold Mining Corporation, gaining a wide variety of experiences including: mill operation, assay lab technician, ore control geologist, underground geological mapping and sampling, geologic modeling, stope designs, definition drilling, mine production, and GPS surveying. Mr. Flesher received a Bachelor of Science Degree in Geology, from Montana State University in 1983.

Charles Yesson, Director (Audit, Compensation and Corporate Governance Committee Member)

Mr. Charles Yesson has been a Director since June 18, 2007. Mr. Yesson began his current position as a Registered Principal and Insurance Agent for Grant Bettigen Securities Inc. in Newport Beach, CA in December 2008. From June, 2006 through November, 2008, Mr. Yesson was Managing Director of Amateus Capital, Inc., a broker / dealer located in Beverly Hills, CA. Prior to that, from January through June, 2006, Mr. Yesson was a self employed consultant to emerging companies. From January, 2004 through January, 2006, Mr. Yesson was a Registered

Principal with J. Alexander Securities, Inc., Los Angeles, CA. and an Independent Insurance Agent and Business Consultant.

Mr. Yesson has over 35 years experience in the financial services industry. Mr. Yesson has 25 years experience in managing public corporations and 10 years as a consultant to emerging companies and as an interim manager of several of emerging companies.

Mr. Yesson has worked extensively in areas of reorganization, corporate development and growth and capitalization in both the public and private sectors. Mr. Yesson is a former U. S. Naval Officer and Air Force Reserve Officer.

Mr. Yesson received a Bachelor of Science in Education from Pennsylvania State College at Bloomsburg, PA in August, 1954 and a Masters of Arts from New York University in October, 1961. He has a Certification in Bank Marketing from Northwestern University, Certification in International Finance from NSU in Canberra, Australia. Mr. Yesson holds Series 7, 24, and 66 Securities Licenses, California Insurance and Real Estate Licenses, and is a Mediator for the Superior Court in Orange County California and the California State Insurance Department. Mr. Yesson received the nomination to serve on the Board of Directors because he provides that Board with a variety of unique experiences. It is through Mr. Yesson's extensive experience in the areas of reorganization, corporate development and growth and capitalization in both the public and private sectors, as well as his status as a licensed securities broker and his familiarity with the requirements of the Securities and Exchange Commission, which lead the Company to determine he was a well qualified member of our Board of Directors.

BJ Ambrose, Vice President of Finance and Marketing

Mr. BJ Ambrose has been Vice President of Corporate Finance since March 1, 2009. Since August, 1999, Mr. Ambrose owned and operated Ambrose Carpet Cleaning and Flooring, in Denver, Colorado. Mr. Ambrose worked as a registered broker for Merrill Lynch from 1995 to 2000 and held a series 7 brokers license and a Colorado State series 63 license. Mr. Ambrose received a Bachelors of Science in Finance from Colorado State University in 1995.

Dr. James W. Sears, Director (Audit, Compensation and Corporate Governance Committee Member)

Dr. James W. Sears has been a Director since March 3, 2010. Dr. Sears has taught for nearly three decades in the Department of Geosciences at the University of Montana, where he holds the rank of Full Professor. Dr. Sears is a geologist specializing in structural geology, regional field geology, ore deposits and tectonics. He has worked throughout the Rocky Mountains of the US and Canada, as well as in the Appalachians, Russia, New Zealand, Australia, Great Britain, Ireland, Finland, and France. Dr. Sears has published 250 professional works, including research papers in international geological journals, books, geological maps, geological field guides, websites, and abstracts. He has mapped and studied the geology and ore deposits of the Garnet Range for the last 28 years.

He received his PhD from the Department of Geology and Geophysics at Queen's University, Canada, earned his MS degree in geology from the University of Wyoming, and his BS in Geology from Northern Arizona University. Dr. Sears was elected a Fellow of the Geological Society of America and received the Distinguished Scholar Award from the University of Montana. Dr. Sears received the nomination to serve on the Board of Directors because he provides that Board with a variety of unique experiences. It is through Dr. Sears' in depth knowledge, resulting from twenty-eight years of study during his tenure as a Professor of

Geology at the University of Montana, and his experience as a consultant for other mining companies during their exploration and development of the Greater Garnet Area, of which our Garnet Mineral Property is a part, which lead the Company to determine he was a well qualified member of our Board of Directors.

Robert (Bob) Sanders, Director (Audit Committee Chairman and Compensation and Corporate Governance Committee Member)

Mr. Bob Sanders has been a Director and a member of the compensation committee, audit committee, and corporate governance committee since January 6, 2011. From May of 2007 to the present, Mr. Sanders has been employed as the Practice Director-Process & Project Management for Edgewater/Ranzal Consulting, an Oracle Hyperion based consulting firm, focused on deploying Hyperion's Enterprise Performance Management & Business Intelligence capabilities for clients. From August, 2005 to May, 2007, Mr. Sanders was the Director of Enterprise Data Management and Business Intelligence for First Data Corp., a provider of electronic commerce and payment services for financial institutions, commercial establishments, and consumers globally. From May, 2003 to August, 2005, Mr. Sanders was the Director of Financial Systems and Processes for Newmont Mining Corporation, one of the largest gold mining companies in the world with operations in North America, Australia, Asia and Africa. From October, 2000 to May, 2003, Mr. Sanders was the Senior Manager for Accenture Finance and Performance Management Practice, a cross-industry group with finance and accounting expertise that addresses issues of importance to the CFO in creating value and delivering world-class capabilities. From June 1996 to October 2000, Mr. Sanders was the Senior Manager for MediaOne Group/US West Audit & Consulting Group which provided risk assessment, operational reviews and business controls expertise to various cable, telephone and wireless operating units and international ventures. From September 1994 to February 1996, Mr. Sanders was a Portfolio Analyst with Heitman/JMB Advisory Corp., an institutional real estate investment advisement company. From September, 1991 to September, 1994, Mr. Sanders was the Senior Accountant with LaSalle Partners, an institutional real estate investment advisement company. From September, 1989 to September, 1991, Mr. Sanders was a Fund Accountant with

Stein, Roe and Farnham, an investment advisement company providing institutional asset management and mutual fund services. Mr. Sanders is a Certified Public Accountant licensed in the State of Illinois. Mr. Sanders received an Executive MBA Degree from the University of Denver in August, 2000 and a BSBA Finance Degree from the University of Missouri-Columbia in May 1989. Mr. Sanders' experience and expertise as an MBA and Certified Public Accountant, coupled with his extensive experience in the accounting industry, specifically in mining, lead to the conclusion by our Board that Mr. Sanders would be of considerable value to the Company and should serve as a Director of our Company.

Executive Compensation

The table below summarizes all compensation awarded to, earned or accrued by, or paid to our chief executive officer and each executive officer who earned compensation in excess of $100,000 in the fiscal years ending December 31, 2010 and 2009 (each "Named Executive Officer") for all services rendered to us in all capacities.

Summary Compensation Table

Name and Principal Position	Year	Salary	Nonqualified Deferred Compensaton Earnings(1)	Director Compensaton	All Other Compensation	Total
Eric Sauve, CEO, CFO, President and Director	2010 2009	$50,000 $90,000	$147,478 $95,400	$0 $0	$0 $0	$197,478 $185,400
Charles Yesson, Director	2010 2009	$0 $0	$0 $0	$7,500 $7,000	$0 $0	$7,500 $7,000
James Sears, Director	2010	$0	$0	$6,190	$26,934(2)	$33,124
BJ Ambrose, VP of Corp Finance and Marketing	2010 2009	$60,469 $119,327	$85,504 $0	$0 $0	$0(4) $0	$145,972 $119,327
Aaron Charlton, Senior Consultant	2010 2009	$109,300 $90,000	$88,178 $95,400	$0 $0	$4,079(3) $0	$201,557 $185,400
(1)	Represents the Company's promise to pay the compensation earned during the period at a future date.
(2)	Represents consulting fees earned by Dr. Sears for his services in leading our Geology Team in various mapping programs on our Garnet Mineral Property.
(3)	Represents medical expenses paid by us on behalf of Mr. Charlton.
(4)

On December 31, 2010, we entered into a common stock rescission and exchange Agreement ("Rescission Agreement") with Mr. Ambrose. Pursuant to the Rescission Agreement, Mr. Ambrose exchanged 238,800 shares of our common stock for warrants to purchase 477,600 shares of our common stock, at a purchase price of $1.00 per share. The warrants are exercisable no later than December 31, 2015 and contain a cashless exercise provision.

Director Compensation

We paid Mr. Yesson $7,500 and $7,000 in 2010 and 2009, respectively, as director's fees. We paid Dr. Sears $6,190 in director's fees in 2010 and an aggregate of $26,934 in 2010 for consulting services in leading our geology team in various mapping programs on our Garnet Mineral Property. We paid Mr. Gilmer $4,000 (and deferred $1,000) and $5,000 as director's fees in 2010 and 2009, respectively, and issued 75,000 shares of our common stock valued at $71,250, to Mr. Gilmer as an inducement to serve as an officer and director of our company.

Named Executive Officer Employment Agreements

Eric Sauve - President, CEO, CFO, Director

The Company entered into the Employment Agreement with Eric Sauve ("Employee") on June 1, 2007. The material terms are as follows: The employment term is for a one year period, which automatically renews for successive one year periods until employment is terminated pursuant to the terms of the Employment Agreement. The Employee may be terminated for reasonable cause, for employee death, or in the event that illness or other circumstances disable the performance of the Employee's duties for more than 90 consecutive days. Termination due to illness requires the Company to deliver a notice of Intent to Terminate, which termination may be cured by Employee if Employee resume performance of his responsibilities with 30 days of receipt of intent to terminate. The laws of the state of Montana govern the Employment Agreement. The Employee's duties are to act as President and CEO with the responsibilities normally associated with those positions and any additional responsibilities assigned to Employee by the Board of Directors. The Employee is to be compensated in the following manner: Employee shall be reimbursed for all ordinary and necessary expenses incurred during the course of Employee's job performance. Employee is to be paid $5,000 per month, half due on the 15th of the month and the balance due in the final week of the month. This compensation is to increase on June 1, 2008 to $15,000 per month. Compensation is to further increase by six percent (6%) on June 1, 2009 and shall increase by the same percentage annually thereafter during the life of the Agreement. The Company is to provide Employee with a vehicle, with the vehicle's personal use being chargeable as added compensation to the Employee. When the Company is able, it is to provide group health insurance to the Employee and his family. The Company is to provide a $200,000 life insurance policy on the Employee, to be payable to Employee's spouse or estate. The Employee is entitled to participate in any stock option plan contemplated by the Company. Upon termination, other than for dishonesty to the Employer, the Employee is to be paid three (3) years of salary and retain the life insurance coverage for Employee and his family.

Aaron Charlton - Senior Consultant

The Company entered into the Employment Agreement with Aaron Charlton ("Employee") on June 1, 2007. The material terms are as follows: The employment term is for a one year period, which automatically renews for successive one year periods until employment is terminated pursuant to the terms of the Employment Agreement. The Employee may be terminated for reasonable cause, for employee death, or in the event that illness or other circumstances disable the performance of the Employee's duties for more than 90 consecutive days. Termination due to illness requires the Company to deliver a notice of Intent to Terminate, which termination may be cured by Employee if Employee resume performance of his responsibilities with 30 days of receipt of intent to terminate. The laws of the state of Montana govern the Employment Agreement. The Employee's duties are to act as a "Senior Consultant", and his duties shall consist of those responsibilities assigned to him from time to time by the Company's President; his position is considered a senior executive position. The Employee is to be compensated in the following manner: Employee shall be reimbursed for all ordinary and necessary expenses incurred during the course of Employee's job performance. Employee is to be paid $5,000 per month, half due on the 15th of the month and the balance due in the final week of the month. This compensation is to increase on June 1, 2008 to $15,000 per month. Compensation is to further increase by six percent (6%) on June 1, 2009 and shall increase by the same percentage annually thereafter during the life of the Agreement. The Company is to provide Employee with a vehicle, with the vehicle's personal use being chargeable as added compensation to the Employee. When the Company is able, it is to provide group health insurance to the Employee and his family. The Company is to provide a $200,000 life insurance policy on the Employee, to be payable to Employee's spouse or estate. The Employee is entitled to participate in any stock option plan contemplated by the Company. Upon termination, other than for dishonesty to the Employer, the Employee is to be paid three (3) years of salary and retain the life insurance coverage for Employee and his family.

BJ Ambrose - Vice President of Finance and Marketing

We entered into a twelve-month Employment Agreement with BJ Ambrose ("BJ") to serve as our Vice President of Finance and Marketing, on August 1, 2010, which may be extended upon mutual agreement of the parties. If the parties do not agree in a timely basis, the employment will continue at will on a month to month basis until such time that either party terminates employment upon three days written notice. BJ may not take any of the following actions on behalf of the Company without the express prior written approval of Company: (i) borrowing or obtaining credit in any amount or executing any guaranty on behalf of the Company; (ii) executing any written agreement in the Company's name or which purports to bind the Company; (iii) entering into any oral agreement in the Company's name or which purports to bind the Company; or (iv) hiring or firing any employee(s) and/or other independent contractor on behalf of the Company. BJ is paid $12,500 monthly as compensation under the Agreement. BJ is eligible for any bonuses, including stock, stock options and cost of living allowances, as declared by the Board of Directors of the Company, in its discretion, during the term of the Employment Agreement. BJ is entitled to be reimbursed for expenses incurred during the performance of his duties. BJ is not currently receiving health insurance through us, however when we are fiscally able, we will provide group health insurance coverage for BJ and his family at no cost to BJ. Upon involuntary termination and without cause, BJ will receive twelve months salary as severance.

Outstanding Equity Awards at Fiscal Year-End

There are no outstanding equity awards to be received by any of the Company's Officers, Directors, or employees at the Company's fiscal year-end, December 31, 2010.

Additional Information about the Board of Directors

Our business is managed under the direction of our Board of Directors pursuant to the laws of the State of Montana and our Bylaws. Our Board of Directors has responsibility for establishing broad corporate policies and reviewing our overall performance. Among the primary responsibilities of our Board of Directors is the oversight of the management of our Company. Our Directors remain informed of our business and management's activities by reviewing documents provided to them before each board meeting and by attending presentations made by our chief executive officer and other members of management. The Board of Directors held four (4) formal meetings during the fiscal year ended December 31, 2010. Each incumbent director attended one hundred percent (100%) of the meetings of the Board during the fiscal year ended December 31, 2010. In addition, members of the Board of Directors have access to our books, records and independent auditors and advisors. Members of our management frequently interact with and are at all times available to our directors.

Certain Relationships and Related Transactions

We are a party to each of the following material agreements with Commonwealth described in this Form 10-K: Option Agreement, Non Exclusive Surface Lease Agreement, Amended Mining Lease, and Share Purchase Agreement. Commonwealth is 10% owned by Eric Sauve, our President, CEO, CFO and Director, 55% owned by Mr. Aaron Charlton, Senior Consultant to our company, and 10% owned by Kim L. Charlton, Aaron Charlton's sister.

On July 6, 2009, we entered into a non-exclusive Agreement with Garnet Range Resources, LLC ("Garnet") for an open ended term, wherein Garnet is to provide support services to us which includes the operation of heavy equipment, provision of labor and coordination of project management with respect to exploring the mining claims located on the Garnet Mineral Property, including an operator, all maintenance, repair and support of the equipment, payment of taxes, insurance and all operating expenses. Garnet is obligated under the Agreement to provide all such services to us at or below the current market value, evidenced by Garnet obtaining at least two bids annually for the services provided. Garnet is solely responsible for employing personnel and related costs. Garnet holds us harmless from liability. We are each required to maintain $1,000,000 insurance liability coverage. Garnet is 50% owned by each of Eric Sauve, our President, CEO, CFO and a director and Joyce Charlton, the spouse of Aaron Charlton, Senior

Consultant to our company. Additionally, from time to time, Aaron Charlton, our Senior Consultant, consults with Garnet.

On July 1, 2009, we entered into a vehicle lease agreement with Garnet pursuant to which Garnet will provide us with the use of an automobile beginning April 22, 2009 to April 21, 2011 for which we paid $4,500 to Garnet, in advance. We are responsible for all insurance coverage, repairs, licensing, fuel and other associated costs during the lease period.

On December 31, 2010, we entered into a common stock rescission and exchange Agreement ("Rescission Agreement") with our current Vice President of Corporate Finance and Marketing, BJ Ambrose, and our former Vice President of Marketing, Tim Matthews (who left our employ in September, 2010). Pursuant to the Rescission Agreement, Messrs. Ambrose and Matthews exchanged 238,800 shares and 168,300 shares of our common stock for warrants to purchase 477,600 shares and 336,600 shares of our common stock, respectively, at a purchase price of $1.00 per share. The warrants are exercisable no later than December 31, 2015 and contain a cashless exercise provision.

We paid Dr. Sears, a director of our Company, an aggregate of $26,934 in 2010 for consulting services in leading our geology team in various mapping programs on our Garnet Mineral Property.

There are no family relationships among any of the Directors or Executive Officers of Grant Hartford.

Independent Directors

The Company's Board of Directors was comprised of four directors through the year ending December 31, 2010. As of the Record Date, three Members of the Board of Directors are considered to be "Independent". The Independent Directors are Dr. James Walter Sears, Mr. Robert (Bob) Sanders and Mr. Charles Yesson.

Committees of the Board of Directors

The Board of Directors has formed an Audit Committee, Compensation Committee and Corporate Governance Committee, which are described below. Each of the committees were formed on January 6, 2011 and have adopted written charters, which are filed as exhibits to our Current Report on Form 8-K filed with the SEC on January 20, 2011.

The Audit Committee is composed of Messrs. Yesson, and Sanders and Dr. Sears, all of whom are "independent" under the current NASDAQ Global Market listing standards and the rules of the SEC. Mr. Sanders currently serves as the Chairman of the Audit Committee. The Audit Committee's responsibilities include assisting in Board oversight of (i) the integrity of the Company's financial statements; (ii) the Company's compliance with legal and regulatory requirements; (iii) the independent auditors' qualifications and independence; (iv) the performance of the independent auditors and the Company's internal audit function; and (v) to prepare the report required to be prepared by the Audit Committee pursuant to the rules of the

SEC for inclusion in the Company's annual proxy statement. The audit Committee has only recently been formed and has not had any meetings, except to adopt its charter.

The Compensation Committee is composed of Messrs. Yesson, and Sanders and Dr. Sears, all of whom are "independent" under the current NASDAQ Global Market listing standards. The Compensation Committee has not yet appointed a Chairman. The Compensation Committee is responsible to annually review and approve the CEO's and the executive officers' (i) annual base salary level; (ii) annual and/or quarterly incentive opportunity level, including the specific goals and amount; (iii) equity compensation; (iv) employment agreements, severance arrangements, change in control agreements and indemnification agreements, if any such agreements or arrangements are proposed; and (v) any other benefits, compensation or arrangements.

The Corporate Governance Committee is composed of Messrs. Yesson, and Sanders and Dr. Sears, all of whom are "independent" under the current NASDAQ Global Market listing standards. The Corporate Governance Committee has not yet appointed a Chairman. The Corporate Governance Committee is responsible to establish, from time to time, the criteria for Board membership, based on the nature, size and complexity of the Company and the stage of its development.

Proposal 2:To ratify the retention of EFP Rotenberg, LLP as the Company's independent auditor for the fiscal year ending December 31, 2011.

Subject to ratification by the Shareholders, the Board has selected EFP Rotenberg, LLP, independent accountants, to audit the financial statements of the Company for the fiscal year ending December 31, 2011. RFP Rotenberg, LLP served as the Company's independent accountant for the year ended December 31, 2010.

Representatives of EFP Rotenberg, LLP are not expected to be present at the Annual Meeting of Shareholders'. However, if such representatives are present, they will have the opportunity to make a statement if they so desire, and be available to respond to appropriate questions.

The Board recommends a vote FOR the ratification of the appointment of EFP Rotenberg, LLP as the Company's independent accountants.

A vote in favor of this proposal will give the Board of Directors the authority to retain EFP Rotenberg, LLP as the Company's independent auditor for the fiscal year ending December 31, 2011.

Independent Auditors Fees and Other Matters

Professional services provided were rendered by Rotenberg & Company, LLP from inception, March 15, 2007 through December 31, 2007 and year ending December 31, 2008. On October 2, 2009, we received notice that Rotenberg & Company, LLP. had merged with EFP Rotenberg, LLP. On November 9, 2009, our Board of Directors approved the engagement of EFP Rotenberg, LLP to be the Company's independent registered public accountant effective October 1, 2009.

Audit Fees

The aggregate fees billed by our independent auditors, Rotenberg & Company, LLP and EFP Rotenberg, LLP for professional services rendered for the audit of our financial statements included in our Annual Report on Form 10-K for the years ended December 31, 2010 and 2009 were:

	2010	2009
Rotenberg & Company, LLP.	$0	$19,278
EFP Rotenberg, LLP.	$21,700	$4,754

Audit Related Fees

For the years ended December 31, 2010 and 2009, there were no fees billed for assurance and related services by Rotenberg & Company, LLP or EFP Rotenberg, LLP relating to the performance of the audit of our financial statements which are not reported under the caption "Audit Fees" above.

Tax Fees

For the year ended December 31, 2010 and 2009, fees billed by Rotenberg & Company, LLP or EFP Rotenberg, LLP respectfully, for tax compliance, tax advice and tax planning were $0 and $0 respectively.

We do not use the auditor for financial information that is significant to the preparation of our financial statements. General information for our financial statements are provided internally or by other service providers.

Audit Committee Pre-Approved Policies and Procedures

Through December 31, 2010, our Board of Directors served as the Audit Committee for the Company. Until that date, the Board of Directors, on an annual basis, reviewed audit and non-audit services performed by our independent auditor. All audits and non-audit services were pre-approved by the Board of Directors, which considers, among other things, the possible effect on the performance of such services on the auditor's independence. Through December 31, 2010, the Board of Directors has considered the role of EFP Rotenberg, LLP in providing services to us for the fiscal year ended December 31, 2010.

The Company's board of directors has determined that the provision of services by Rotenberg & Co. LLP and EFP Rotenberg, LLP, as set forth above, is compatible with maintaining EFP Rotenberg, LLP's independence.

Proposal 3:To give authority to the Board of Directors and Officers of the Company to seek funding through public offerings, private placements, commercial funding, an underwriter for the purposes of completing a possible IPO, strategic partners, or other sources of financing, to promote and expand the Company's operations. The amount of such funding will be determined by the Board of Directors as the funding is necessary.

The Board recommends a vote FOR giving authority to the Board to seek additional funding.

A vote in favor of this proposal will give authority to the Board of Directors to raise additional capital for the Company through the issuance of stock from the Company's treasury or through debt instruments. The additional capital may enable the Company to expand its operations and pursue additional business opportunities or acquisitions. In the event that the Board of Directors elects to do so, the result could be a dilution of the current shareholders' equity. In addition, in order to increase the capital position of the Company, the Board of Directors will be able to borrow funds on the Company's behalf, thus, placing the Company in a debt position consequently, incurring extra costs through the payment of interest expenses. If the Company finds that it is unable to repay any debt authorized by the Board of Directors, the Company may experience a loss in value and many incur possible expenses in defending lawsuits.

Proposal 4:We are providing our stockholders the opportunity to vote to approve, on an advisory basis, the compensation of our NEOs as disclosed in this proxy statement in accordance with recent changes to the SEC's proxy rules. This advisory vote is often referred to as the "say-on-pay" vote and allows our stockholders to express their views on the overall compensation paid to our NEOs.

As described in detail under "Executive Compensation" and "Named Executive Officer Employment Agreement" above, our executive compensation agreements are designed to motivate our executive officers to maximize their contributions to the success of our company, as well as to attract and retain superior employees in key positions, all with the ultimate goal of long-term value creation for our shareholders.

We are asking our shareholder to indicate their support for our named executive officers' compensation as described in this proxy statement by voting "FOR" the resolution below. This vote is not intended to address any specific item of executive compensation, but rather the overall compensation of our NEOs and the philosophy, policies and practices described in this proxy statement.

RESOLVED, that the shareholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in our proxy statement for the 2011 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the SEC, including the Executive Compensation table and Named Executive Officer Employment Agreements section of this proxy statement.

This vote is advisory and therefore is not binding on the Company, our board of directors or our compensation committee. The outcome of this advisory vote will not overrule any decision by the Company, our board or any committee of the board and will not create or imply any additional fiduciary duties or change to the fiduciary duties of the Company, our board or its committees. However, we value the opinion of our stockholders and our compensation committee will consider the outcome of the vote when making future compensation decisions with respect to our NEOs.

The affirmative vote of the holders of at least a majority of the aggregate voting power of our shareholders entitled to vote and are present, in person or by proxy, at the annual meeting is required to approve the executive compensation proposal.

Our board of directors recommends a vote "FOR" the approval of the executive compensation proposal.

Proposal 5:Advisory vote on the frequency of an advisory vote on executive compensation. The SEC also recently enacted rules that enable our stockholders to indicate how frequently they believe we should seek an advisory vote on the compensation of our NEOs, such as Proposal 4 above. By voting on this Proposal 5, shareholders may indicate whether they prefer an advisory vote on executive compensation once every one, two or three years (or you may abstain). After careful consideration, our board has determined that a stockholder advisory vote on the compensation of our NEOs that occurs every two years is appropriate for the Company at this time. Therefore, our board recommends that you vote for a two-year interval for the advisory vote on executive compensation.

In making this recommendation, our board considered that a two-year interval will allow a reasonable time for our board and compensation committee to evaluate the results of the prior vote and for our shareholders to assess the effectiveness of our executive compensation policies and decisions, including any changes we may make to executive compensation.

We understand that our shareholder may have different views, however, as to what is the best approach for the Company. Accordingly, although this vote is advisory and therefore not binding on the Company or our board of directors, our board has adopted a policy to hold advisory votes on the compensation of our named executive officers on the frequency selected by a majority of the affirmative votes cast on the resolution below.

You may cast your vote on your preferred voting frequency by choosing the option of one year, two years, three years or abstain from voting when you vote in response to the resolution below.

RESOLVED, that the option of once every one year, two years, or three years that receives a majority of the affirmative votes cast for this resolution will be determined to be the frequency for the advisory vote on the compensation of the named executive officers as disclosed pursuant to the SEC's compensation disclosure rules that has been selected by the Company's shareholders.

The option of one year, two years or three years that receives a majority of the affirmative votes cast by the holders of our common stock that are entitled to vote and are present, in person or by proxy, at the annual meeting, voting together, will be the frequency for the advisory vote on the compensation of the NEOs as disclosed pursuant to the SEC disclosure rules that has been selected by our stockholders.

Our board of directors recommends a vote "FOR" the option of once every two years as the frequency with which stockholders are provided an advisory vote on the compensation of our named executive officers, as disclosed pursuant to the SEC's compensation disclosure rules.

Proposal 6:To give authority to the Board of Directors to amend and restate the Company's Articles of Incorporation to reverse the preemptive and other rights afforded the Series A Preferred Stockholders during the Annual Meeting dated June 24, 2010, to a version consistent with the previous Articles of Incorporation and Amended Articles of Incorporation filed with the Montana Secretary of State on or about March 15, 2007 and April 7, 2009 respectively.

At the Annual Meeting dated June 24, 2010, the shareholders ratified a proposal to amend the Articles of Incorporation to allow the Board of Directors to assign preemptive rights to certain series of Preferred Shares. On July 13, 2010, the Amended and Restated Articles of Incorporation were filed with the Montana Secretary of State wherein the Company set forth the preemptive and other special rights afforded to the Company's $0.0001 par value Series A Preferred Stock. Subsequently, on July 13, 2010, pursuant to a private placement, relying on an exemption provided by Section 4(2) and Rule 506 of Regulation D, promulgated under the Securities Act of 1933, as amended, the Company began offering through its Placement Agent, Matrix Capital Group, on a best efforts basis, an aggregate of 4,400,000 shares of Series A Redeemable Convertible Preferred Stock (the "Series A Preferred Shares") at a purchase price of

$1.25 per Series A Preferred Share. The private placement was terminated by us on September 23, 2010, without any sales. Due to the fact that no sales were made, and no Series A Preferred Shares were issued pursuant to the private placement, we are proposing to remove the preemptive and other special voting rights of our $0.0001 par value Series A Preferred Stock, by filing Amended and Restated Articles of Incorporation with the Montana Secretary of State.

A vote in favor of this proposal will give authority to the Board of Directors to authorize the filing of Amended and Restated Articles of Incorporation with the Montana Secretary of State for the purposes of reversing the preemptive and other special voting rights afforded the Series A Preferred Stockholders during the Annual Meeting dated June 24, 2010.

Our board of directors recommends a vote "FOR" giving the Board of the Directors the authority to file the Amended and Restated Articles of Incorporation with the Montana Secretary of State.

Other Business

The Board of Directors is not aware of any business to come before the meeting other than those matters described above in this proxy statement. If, however, any other matters should properly come before the meeting, it is intended that holders of proxies will act in accordance with their judgement on such matters.

Shareholder Proposals

Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, stockholders may present proper proposals for inclusion in the Company's proxy statement and for consideration at the Company's next annual meeting of stockholders. To be eligible for inclusion in the Company's 2011 Proxy Statement, your proposal must be received by the Company no later than December 22, 2012, and must otherwise comply with Rule 14a-8. While the Board will consider stockholder proposals, the Company reserves the right to omit from the Company's proxy statement stockholder proposals that it is not required to include under the Securities Exchange Act of 1934, as amended, including Rule 14a-8.

Annual Report

The Company became a reporting Company on January 5, 2010 through our registration statement on Form S-1 being cleared of comments and declared effective by the United States Securities and Exchange Commission, and filed its Annual Report on Form 10-K for the fiscal year ending December 31, 2010 on April 15, 2011. The Company's Form 10-K is available to be downloaded from the Company's web site, www.granthartford.com, and the Company will provide, without charge to each shareholder, upon the written request of such person, a copy of the Company's Form 10-K for the year ending December 31, 2010. Such written requests should be sent to Eric Sauve, President, Grant Hartford Corporation, 2620 Connery Way, Missoula, MT 59808.

Quarterly Report

The Company's Form 10-Q for the period ending March 31, 2011 is available to be downloaded from the Company's we site, www.granthartford.com, and the Company will provide without charge to each such shareholder, upon the written request of such person, a copy of the Company's Form 10-Q for the quarter ending March 31, 2011. Such written requests should be sent to Eric Sauve, President, Grant Hartford Corporation, 2620 Connery Way, Missoula, MT 59808.

Market for Common Equity and Related Stockholder Matters

The Securities and Exchange Commission ("SEC") cleared our Registration Statement on Form S-1 of any additional comments on January 5, 2010, thus, the Company was declared effective.

There is no market price information for the Company's common equity pursuant to Item 201(a)(i)(iii) for the prior quarters.

No dividends have been declared with respect to the Common Stock since the Company's inception, and the Company does not anticipate paying dividends in the foreseeable future. However, there are no restrictions on the ability of the Company to declare dividends on its Common Stock.

Holders of Record:

As of June 13, 2011, there were approximately two hundred eighteen (218) holders of record of Grant Hartford Corporation's Common Stock.

Grant Hartford Corporation
The Board of Directors solicits this Proxy
for the Annual Meeting of Shareholders
to be held on July 21, 2011

The undersigned hereby constitutes and appoints, Eric Sauve, with full power of substitution and revocation, the true and lawful attorney and proxy of the undersigned at the Annual Meeting of Shareholders (the "Meeting") of Grant Hartford Corporation, ("Grant Hartford" or the "Company") to be held July 21, 2011, 10:00 a.m. MST, located at 100 Madison St., Missoula, MT 59802, or any adjournments thereof, to vote the shares of Common Stock of the Company standing in the name of the undersigned on the books of the Company, or such shares of Common Stock of the Company as the undersigned may otherwise be entitled to vote on the record date for the Meeting with all powers the undersigned would possess if personally present at the Meeting, with respect to the matters set forth below and described in the Notice of the Annual Meeting of Shareholders dated June ___, 2011, and the accompanying Proxy Statement of the Company.

1. Election of the Board of Directors until the next Annual Shareholders' Meeting	☐ For all nominees listed below (except as marked to the contrary
	Vote for the nominee	Vote against the nominee	Withhold authority to vote for nominee
1. Eric Sauve	☐	☐	☐
2. David Gilmer	☐	☐	☐
3. Charles Yesson	☐	☐	☐
4. Dr. James Sears	☐	☐	☐
5. Robert (Bob) Sanders	☐	☐	☐

Support the Board of Directors of Grant Hartford Corporation by approving the re-election of Eric Sauve, David Gilmer, Charles Yesson, Dr. James Sears and Robert (Bob) Sanders to the Board of Directors for the following year's term.

2. Ratify the engagement of EFP Rotenberg, LLP as the Company's independent auditor for the fiscal year ending December 31, 2011	☐ For the proposal	☐ Against the proposal	☐ Abstain vote for the proposal

Approve management's selection of EFP Rotenberg, LLP as the Company's independent auditor for the fiscal year ending December 31, 2011.

3. Approve and give authority to the Board of Directors, and Officers of the Company, to seek funding through public offerings, private placements, commercial funding, an underwriter for the purposes of completing a possible IPO, strategic partners, or other sources of financing, to promote and expand operations.

☐ For the proposal	☐ Against the proposal	☐ Abstain vote for the proposal

Support the Board of Directors of the Company, in the allowance of the Board to continue to seek funding through public offerings, private placements, commercial funding, an underwriter for the purposes of completing a possible IPO, strategic partners, or other sources of financing.

4. To provide an advisory vote on the compensation of our named executive officers (the executive compensation proposal).	☐ For the proposal	☐ Against the proposal	☐ Abstain vote for the proposal

Support the Board of Directors of the Company and approve the executive compensation proposal.

5. To provide an advisory vote on the frequency of holding an advisory vote on the compensation of our names executive officers (the frequency of advisory vote proposal).	☐ For the proposal	☐ Against the proposal	☐ Abstain vote for the proposal

Support the Board of Directors of the Company and approve the option of once every two years as the frequency with which stockholders are provided an advisory vote on the compensation of our named executive officers, as disclosed pursuant to the SEC's compensation disclosure rules.

6. To give authority to the Board of Directors to amend and restate the Company's Articles of Incorporation to reverse the preemptive and other rights afforded the Series A Preferred Stockholders during the Annual Meeting dated June 24, 2010, to a version consistent with the previous Articles of Incorporation and Amended Articles of Incorporation filed with the Montana Secretary of State on or about March 15, 2007 and April 7, 2009 respectively.

☐ For the proposal	☐ Against the proposal	☐ Abstain vote for the proposal

Support the Board of Directors of the Company and give the Board of the Directors the authority to file the Amended and Restated Articles of Incorporation with the Montana Secretary of State.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL PROPOSALS LISTED. IF NO DIRECTIONS ARE GIVEN BY THE PERSON(S) EXECUTING THIS PROXY, THE SHARES WILL BE VOTED IN FAVOR OF ALL LISTED PROPOSALS.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER, UNLESS OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4, 5, and 6.

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Please sign exactly as your name appears on the shareholder records of the Company. If shares are held in the names of more than one person, each joint owner should sign. Executors, administrators, trustees, guardians and attorneys should indicate the respective capacities in which they sign. Attorneys must submit Powers of Attorney.

Shareholder name (please print)

Shareholder signature

Shareholder name (please print)

Shareholder signature

Date

Number of shares voted

BY THE ORDER OF THE BOARD OF DIRECTORS

Eric Sauve, President
July ____, 2011

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